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                       SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C.   20549

                         _____________________________


                                   FORM 8-K/A

                       AMENDMENT NO. 1 TO CURRENT REPORT
                      ON FORM 8-K DATED DECEMBER 28, 1996
                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


     DATE OF REPORT:  (DATE OF EARLIEST EVENT REPORTED): DECEMBER 28, 1996


                                Providian Corporation
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             (Exact name of Registrant as Specified in its Charter)

         Delaware                       1-6701                   51-0108922
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(State or Other jurisdiction    (Commission File Number)    (IRS Employer
 of Incorporation)                                           Identification No.)


  Providian Center, 400 West Market Street, Louisville, Kentucky        40202
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(Address of Principal Executive Offices)                              (Zip Code)


      Registrant's telephone number, including area code:  (502) 560-2000


                                    Not Applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

     On December 28, 1996, the Registrant executed a Plan and Agreement of Merger and Reorganization, dated as of December 28, 1996 (the "Merger Agreement"), among the Registrant, AEGON N.V. ("AEGON"), and LT Merger Corp., a wholly owned subsidiary of AEGON ("Merger Sub") (hereinafter individually and collectively referred to as the "Parties"), as previously reported herein. Pursuant to the Merger Agreement, among other things, (a) Merger Sub will merge with and into the Registrant, (b) the Registrant will be the surviving corporation in the merger and become a wholly owned subsidiary of AEGON, and (c) each stockholder of the Registrant will be entitled to receive a number of AEGON common shares in exchange for shares of the Registrant's common stock pursuant to an exchange ratio. Under the Merger Agreement, AEGON had the right to terminate the Merger Agreement if the Fair Market Value at the Effective Time (as defined below) was greater than $66.713, unless the Registrant agreed, in such event, that the value of the AEGON common shares to be received by the Registrant's stockholders would equal $30.545 per share of the Registrant's common stock (the "Make-Whole Provision"). The Fair Market Value at the Effective Time is defined in the Merger Agreement as the average, during the 20 trading days immediately preceding the last business day before the date of the closing of the merger, of the average daily high and low share prices of AEGON on the New York Stock Exchange.

     On May 15, 1997, the Parties entered into an amendment to the Merger Agreement (the "Amendment") that provides that if the Fair Market Value at the Effective Time is greater than $66.713, the stockholders of the Registrant will receive in exchange for each share of the Registrant's common stock a fraction of a share of AEGON equal to (x) the sum of (A) .457868 plus (B) $30.545 divided by the Fair Market Value at the Effective Time, divided by (y) 2. As a result, if the Fair Market Value at the Effective Time is greater than $66.713, the Registrant's stockholders will receive in exchange for each share of the Registrant's common stock, shares of AEGON with a value equal to the midpoint between what the Registrant's stockholders would have received if the Make-Whole Provision had been exercised and what the Registrant's stockholders would have received if the Make-Whole Provision had not been exercised. Pursuant to the Amendment, AEGON no longer has the right to terminate the Merger Agreement if the Fair Market Value at the Effective Time is greater than $66.713.

     For further information concerning the merger, the Merger Agreement and the Amendment, see Exhibits 2.1 and 2.2 hereto, which are incorporated herein by reference.
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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits.

          Exhibit 2.1    -      Amended and Restated Plan and Agreement of
                                Merger and Reorganization, dated as of December
                                28, 1996, by and among Providian Corporation,
                                AEGON N.V. and LT Merger Corp. (incorporated by reference to Exhibit 2.1 of Registration
                                Statement on Form F-4 of AEGON N.V., File No.
                                333-25395).

          Exhibit 2.2    -      Amendment, dated as of May 15, 1997, to the
                                Amended and Restated Plan and Agreement of
                                Merger and Reorganization, dated as of December
                                28, 1996, by and among Providian Corporation,
                                AEGON N.V. and LT Merger Corp.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         PROVIDIAN CORPORATION



Date: May 16, 1997                  By:   /s/ Robert L. Walker
                                       -----------------------------
                                       Name:   Robert L. Walker
                                       Title:    Senior Vice President - Finance
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                               INDEX TO EXHIBITS


Exhibit    Number and Description
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2.1        Amended and Restated Plan and Agreement of  Merger and
           Reorganization dated as of December 28, 1996, by and among Providian Corporation, AEGON N.V. and LT Merger Corp. (incorporated by reference to Exhibit 2.1 of Registration Statement on Form F-4 of AEGON N.V., File No. 333-25395).

2.2 Amendment, dated as of May 15, 1997, to the Amended and Restated Plan and Agreement of Merger and Reorganization, dated as of December 28, 1996, by and among Providian Corporation, AEGON N.V. and LT Merger Corp.